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                        GROUP VARIABLE ANNUITY CONTRACTS
                        HARTFORD LIFE INSURANCE COMPANY

      SUPPLEMENT DATED JANUARY 1, 1997 TO THE PROSPECTUS DATED MAY 1, 1996
                         FOR THE GENERAL ACCOUNT OPTION

The following is added to page 7:

    How do I transfer assets between Sub-Accounts or change my Sub-Account allocations?

        Transfers between Sub-Accounts and changes in Sub-Account allocations may be made by written request or by calling toll free 1-800-771-3051. Any transfers or changes made in writing will be effected as of the date the request is received by Hartford Life at its home office, P.O. Box 2999, Hartford, CT 06104-2999. The policy of Hartford Life and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford Life may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford Life follows for transactions initiated by telephone include requirements that Participants identify themselves by their group number, participant number and social security number. All transfer instructions by telephone are recorded.

    May I systematically transfer assets to the Sub-Accounts?

        If, during the Accumulation Period, the portion of your contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Money Market Fund Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Money Market Fund Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, quarterly, semi-annual or annual intervals. This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

        The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after Hartford Life receives your initial election in good order subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form provided by Hartford Life. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account values or the value of your Accumulation Units under the Money Market Fund Sub-Account, as applicable, less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by notice to Hartford Life in writing or by calling 1-800-528-9009 and giving notice to a Hartford Life representative on our recorded line.

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